WESTERN ASSET FUNDS, INC.

July 29, 2011

SUPPLEMENT TO THE PROSPECTUS OF

WESTERN ASSET GLOBAL MULTI-SECTOR PORTFOLIO

(formerly, Western Asset Global Strategic Income Portfolio)

Dated May 1, 2011

Effective June 9, 2011, Western Asset Global Strategic Income Portfolio has been renamed Western Asset Global Multi-Sector Portfolio.

As of August 1, 2011, Western Asset Global Multi-Sector Portfolio is commencing operations and the following changes to the fund’s Prospectus take effect.

The following information replaces corresponding existing disclosure on the cover of the Prospectus:

Fund	Class	Ticker Symbol
Western Asset Global Multi-Sector Portfolio	FI
	I	WGMIX
	IS	WGMSX

The information under the heading “Investment objective” is deleted and replaced with the following:

Maximize return through income and capital appreciation.

The information under the heading “Fees and expenses of the fund” is deleted and replaced with the following:

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)

	Class IS	Class I	Class FI
Shareholder fees (paid directly from your investment (%))	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

	Class IS	Class I	Class FI
Management fees	0.65	0.65	0.65
Distribution and service (12b-1 fees)	None	None	0.25	[1]
Other expenses[2]	0.43	0.53	0.63
Total annual fund operating expenses	1.08	1.18	1.53
Fees forgone and/or expenses reimbursed	(0.33)[3]	(0.33)[3]	(0.33)[3]
Total annual fund operating expenses after forgoing fees and reimbursing expenses	0.75	0.85	1.20

[1]

The 12b-1 fee shown in the table reflects the amount to which the Board of Directors (the “Board”) has currently limited payments under the fund’s Class FI Distribution Plan. Pursuant to the Class FI Distribution Plan, the Board may authorize payment of up to 0.40% of average net assets attributable to the fund’s Class FI shares without shareholder approval.

[2]	“Other expenses” are estimated amounts for the current fiscal year as this fund has not commenced operations as of the date of this Prospectus.

[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 0.75%, 0.85% and 1.20% for Class IS, I and FI shares, respectively. These arrangements cannot be terminated prior to April 30, 2012 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years
Class IS (with or without redemption at end of period)	77	311
Class I (with or without redemption at end of period)	87	342
Class FI (with or without redemption at end of period)	122	451

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund commenced operations on August 1, 2011, therefore it does not have a turnover rate to report for the most recent fiscal year.

The information under the heading “Principal investment strategies” is deleted and replaced with the following:

To achieve its investment objective, the fund invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed income securities.

The fund may invest up to 70% of its net assets in securities not rated Baa or BBB or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the subadvisers). Securities rated Baa or BBB or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

Under normal market conditions, the fund will invest at least 80% of its net assets in securities of issuers representing at least three countries (one of which may be the United States).

The fund is “non-diversified” within the meaning of the Investment Company Act of 1940. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund. Because the fund may focus a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts, options, corporate loans and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The information under the heading “Performance” is deleted and replaced with the following:

The fund commenced operations on August 1, 2011, therefore it does not have a full calendar year of performance to report. Performance information provides some indication of the risks of investing in the fund and compares the fund’s performance with that of an index or other benchmark. The fund makes updated performance information available at the fund’s website http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

The information under the heading “Management” is deleted and replaced with the following:

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company, Western Asset Management Company Limited in London, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Ltd in Japan.

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Ryan Brist, Michael C. Buchanan, Ian R. Edmonds and Keith J. Gardner have been portfolio managers for the fund since it commenced operations in 2011. The portfolio managers will work together with a broader investment management team.

The following information supplements existing disclosure in the fund’s prospectus:

Related performance

Performance of Related Funds and Accounts

The fund commenced operations on August 1, 2011; therefore, it does not have a calendar year’s worth of performance to report. However, Western Asset Management Company manages separate accounts with investment objectives, policies and strategies that are substantially similar to the fund (“Other Accounts”). Below you will find information about the prior performance of the Other Accounts (the “Composite”) which is comprised of all Other Accounts, all of which are fully discretionary, fee-paying and actively managed accounts with a minimum market value of $5 million from 2001 to March 31, 2007, and $25 million from April 1, 2007 to the present. The separate accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected the performance result of the Composite.

The performance of the Composite does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as the Composite. The performance of the fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows between the fund and the Other Accounts. The separate accounts in the Composite generally have lower expenses and are sold through different distribution channels than the fund. The performance of the Composite has not been adjusted to reflect the higher fees and expenses of the fund. For example, the fund incurs the following fees, among others, which are not reflected in the performance of the Composite: audit fees, legal fees, transfer agent fees, custodian fees and, for Class FI shares of the fund, Rule 12b-1 fees. If the performance of the Composite had been adjusted to reflect these types of fees incurred by the fund, returns would have been lower than those shown.

The following information illustrates the changes in the “gross” and “net” performance of the Composite from year to year, and compares them to the performance of a benchmark over various periods of time. “Gross” performance is calculated after the deduction of trading commissions. “Net” performance is calculated from gross returns after quarterly deducting the highest investment advisory fee charged to Other Accounts (0.65% per annum).

OTHER ACCOUNTS PERFORMANCE COMPOSITE

CALENDAR YEAR TOTAL RETURNS

THIS PERFORMANCE IS NOT THE PAST OR FUTURE PERFORMANCE OF THE FUND

Year	2001	2002	2003	2004	2005	2006	2007	2008	2009*	2010
Gross %	5.57	11.29	23.44	13.05	3.74	7.75	7.79	(13.71)	32.92	10.16
Net %	5.15	10.85	22.96	12.60	3.32	7.32	7.36	(14.06)	32.41	9.72

Best quarter: 17.07% (gross), 16.96% (net) on 6/30/2009

Worst quarter: -7.21% (gross), -7.30% (net) on 9/30/2008

*	The Composite performance for 2009 has been restated due to revised returns for an account as a result of a change to the calculation methodology.

Average Annual Total Returns as of December 31, 2010:

OTHER ACCOUNTS PERFORMANCE COMPOSITE *(%)	1 Year	5 Years	10 Years
Gross Returns Before Taxes	10.16	7.97	9.58
Net Returns Before Taxes	9.72	7.54	9.14
Returns After Taxes on Distributions	—	—	—
Returns After Taxes on Distributions and Sale of Fund Shares	—	—	—
Barclays Capital Global Aggregate Bond Index	5.54	6.66	6.73
J.P. Morgan Emerging Markets Bond Index Plus	11.83	8.39	10.57
Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index	14.94	8.90	9.01
Benchmark* Returns (reflects no deductions for fees, expenses or taxes)**	9.44	7.83	8.26

*	The current benchmark for the Composite is a blend of the Barclays Capital Global Aggregate Bond Index (50%), the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) (25%), and the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index (25%). The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The J.P. Morgan EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar denominated local markets instruments. The Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index is a version of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. From 1/1/2002 to 9/30/2005, the benchmark was comprised of 50% Lehman Brothers Global Aggregate Bond Index; 25% Lehman Brothers U.S. High Yield Bond Index; and 25% J.P. Morgan EMBI+. Prior to 1/1/2002, the benchmark was comprised of 50% Citigroup WGBI, USD Unhedged; 25% Lehman Brothers U.S. High Yield Bond Index; and 25% J.P. Morgan EMBI+. On November 3, 2008, the Lehman Brothers indices were rebranded and combined with the Barclays Capital indices.

**

Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with Global Investment Performance Standards (GIPS®) on a trade date basis, and include accrued income and capital gains. Monthly Composite returns are calculated by weighting monthly account returns by their beginning market values. Account returns are adjusted for interim cash flows using a cash-flow weighting method. Quarterly Composite returns are time-weighted by linking monthly asset weighted Composite returns through compounded multiplication. Western Asset claims compliance with GIPS and has prepared and presented this report in compliance with GIPS standards. Western Asset has been independently verified for the periods from January 1, 1993 to December 31, 2009. In addition, Composite has been examined for the period from November 1, 1996 to December 31, 2009.

Information under the heading “Western Asset Global Strategic Income Portfolio” within the “Portfolio managers” sub-section of the “More on fund management” section of the fund’s Prospectus is deleted and replaced with the following:

Western Asset Global Multi-Sector Portfolio. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Ryan Brist, Michael C. Buchanan, Ian R. Edmonds and Keith J. Gardner. Mr. Leech, Mr. Walsh, Mr. Buchanan and Mr. Gardner have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Edmonds has been employed by Western Asset Management Company Limited in London as a portfolio manager for at least the past five years. Prior to joining Western Asset as a portfolio manager in 2009, Mr. Brist was the Chief Investment Officer and a portfolio manager at Logan Circle Partners, L.P. from 2007 to 2009 and Co-Chief Investment Officer and a portfolio manager at Delaware Investment Advisors from 2000 to 2007. Mr. Leech, Mr.Walsh, Mr. Brist, Mr. Buchanan, Mr. Edmonds and Mr. Gardner have served as portfolio managers to the fund since it commenced operations in 2011.

The fourth paragraph under the heading “Management fee” in the “More on fund management” section of the fund’s Prospectus is deleted and replaced with the following:

Western Asset Global Multi-Sector Portfolio pays a monthly management fee at an annual rate of 0.65% of the fund’s average daily net assets.

All information regarding the fund under the heading “Expense limitations” in the “More on fund management” section of the fund’s Prospectus is deleted and replaced with the following:

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, deferred organization expenses, brokerage, taxes and extraordinary expenses) of Class IS, Class I and Class FI shares of the fund, subject to recapture, all as described below. As a result, total annual operating expenses are not expected to exceed the rates described below as an annual percentage of average daily net assets. This arrangement is expected to continue until April 30, 2012, may be terminated prior to that date by agreement of the manager and the Board and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described below or the limit then in effect. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’s total annual operating expenses exceeding the applicable limit below or any other limit then in effect. The manager may forgo additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

Fund	Class IS Expense Limit (%)	Class IExpense Limit (%)	Class FI Expense Limit (%)
Western Asset Global Multi-Sector Portfolio	0.75	0.85	1.20

This supplement should be retained with your Prospectus for future reference.

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